Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William D. Harvey, the Chairman, President and Chief Executive Officer of the Company, Eliot G. Protsch, the Senior Executive Vice President—Chief Operating Officer of the Company, Barbara J. Swan, the Executive Vice President—General Counsel and Chief Administrative Officer of the Company, Patricia L. Kampling, the Vice President—Chief Financial Officer and Treasurer of the Company, Thomas L. Hanson, the Vice President—Controller and Chief Accounting Officer of the Company, F. J. Buri, the Corporate Secretary of the Company, and Enrique Bacalao, the Assistant Treasurer of the Company, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by the Company of debt securities, shares of common stock, warrants, stock purchase contracts and stock purchase units (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 4th day of August, 2009.

/s/ Michael L. Bennett
Michael L. Bennett

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William D. Harvey, the Chairman, President and Chief Executive Officer of the Company, Eliot G. Protsch, the Senior Executive Vice President—Chief Operating Officer of the Company, Barbara J. Swan, the Executive Vice President—General Counsel and Chief Administrative Officer of the Company, Patricia L. Kampling, the Vice President—Chief Financial Officer and Treasurer of the Company, Thomas L. Hanson, the Vice President—Controller and Chief Accounting Officer of the Company, F. J. Buri, the Corporate Secretary of the Company, and Enrique Bacalao, the Assistant Treasurer of the Company, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by the Company of debt securities, shares of common stock, warrants, stock purchase contracts and stock purchase units (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 4th day of August, 2009.

/s/ Darryl B. Hazel
Darryl B. Hazel

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William D. Harvey, the Chairman, President and Chief Executive Officer of the Company, Eliot G. Protsch, the Senior Executive Vice President—Chief Operating Officer of the Company, Barbara J. Swan, the Executive Vice President—General Counsel and Chief Administrative Officer of the Company, Patricia L. Kampling, the Vice President—Chief Financial Officer and Treasurer of the Company, Thomas L. Hanson, the Vice President—Controller and Chief Accounting Officer of the Company, F. J. Buri, the Corporate Secretary of the Company, and Enrique Bacalao, the Assistant Treasurer of the Company, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by the Company of debt securities, shares of common stock, warrants, stock purchase contracts and stock purchase units (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 4th day of August, 2009.

/s/ Singleton B. McAllister
Singleton B. McAllister

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William D. Harvey, the Chairman, President and Chief Executive Officer of the Company, Eliot G. Protsch, the Senior Executive Vice President—Chief Operating Officer of the Company, Barbara J. Swan, the Executive Vice President—General Counsel and Chief Administrative Officer of the Company, Patricia L. Kampling, the Vice President—Chief Financial Officer and Treasurer of the Company, Thomas L. Hanson, the Vice President—Controller and Chief Accounting Officer of the Company, F. J. Buri, the Corporate Secretary of the Company, and Enrique Bacalao, the Assistant Treasurer of the Company, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by the Company of debt securities, shares of common stock, warrants, stock purchase contracts and stock purchase units (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 4th day of August, 2009.

/s/ Ann K. Newhall
Ann K. Newhall

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William D. Harvey, the Chairman, President and Chief Executive Officer of the Company, Eliot G. Protsch, the Senior Executive Vice President—Chief Operating Officer of the Company, Barbara J. Swan, the Executive Vice President—General Counsel and Chief Administrative Officer of the Company, Patricia L. Kampling, the Vice President—Chief Financial Officer and Treasurer of the Company, Thomas L. Hanson, the Vice President—Controller and Chief Accounting Officer of the Company, F. J. Buri, the Corporate Secretary of the Company, and Enrique Bacalao, the Assistant Treasurer of the Company, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by the Company of debt securities, shares of common stock, warrants, stock purchase contracts and stock purchase units (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 4th day of August, 2009.

/s/ Dean C. Oestreich
Dean C. Oestreich

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William D. Harvey, the Chairman, President and Chief Executive Officer of the Company, Eliot G. Protsch, the Senior Executive Vice President—Chief Operating Officer of the Company, Barbara J. Swan, the Executive Vice President—General Counsel and Chief Administrative Officer of the Company, Patricia L. Kampling, the Vice President—Chief Financial Officer and Treasurer of the Company, Thomas L. Hanson, the Vice President—Controller and Chief Accounting Officer of the Company, F. J. Buri, the Corporate Secretary of the Company, and Enrique Bacalao, the Assistant Treasurer of the Company, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by the Company of debt securities, shares of common stock, warrants, stock purchase contracts and stock purchase units (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 4th day of August, 2009.

/s/ David A. Perdue
David A. Perdue

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William D. Harvey, the Chairman, President and Chief Executive Officer of the Company, Eliot G. Protsch, the Senior Executive Vice President—Chief Operating Officer of the Company, Barbara J. Swan, the Executive Vice President—General Counsel and Chief Administrative Officer of the Company, Patricia L. Kampling, the Vice President—Chief Financial Officer and Treasurer of the Company, Thomas L. Hanson, the Vice President—Controller and Chief Accounting Officer of the Company, F. J. Buri, the Corporate Secretary of the Company, and Enrique Bacalao, the Assistant Treasurer of the Company, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by the Company of debt securities, shares of common stock, warrants, stock purchase contracts and stock purchase units (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 4th day of August, 2009.

/s/ Judith D. Pyle
Judith D. Pyle

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints William D. Harvey, the Chairman, President and Chief Executive Officer of the Company, Eliot G. Protsch, the Senior Executive Vice President—Chief Operating Officer of the Company, Barbara J. Swan, the Executive Vice President—General Counsel and Chief Administrative Officer of the Company, Patricia L. Kampling, the Vice President—Chief Financial Officer and Treasurer of the Company, Thomas L. Hanson, the Vice President—Controller and Chief Accounting Officer of the Company, F. J. Buri, the Corporate Secretary of the Company, and Enrique Bacalao, the Assistant Treasurer of the Company, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Alliant Energy Corporation (the “Company”) to the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by the Company of debt securities, shares of common stock, warrants, stock purchase contracts and stock purchase units (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 4th day of August, 2009.

/s/ Carol P. Sanders
Carol P. Sanders